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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2002



                              Global Crossing Ltd.
             (Exact name of registrant as specified in its charter)


           Bermuda                 001-16201               98-0189783
(State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)           File Number)          Identification No.)


                 Wessex House,
                45 Reid Street
               Hamilton, Bermuda                         HM12
   (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (441) 296-8600






                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 3.  Bankruptcy or Receivership.

         As previously reported, on January 28, 2002, Global Crossing Ltd., a Bermuda company in provisional liquidation in the Supreme Court of Bermuda ("Global Crossing"), and certain of its affiliates (collectively, the "Debtors") commenced chapter 11 cases in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") and coordinated proceedings in the Supreme Court of Bermuda. Since the commencement of such cases, the Debtors have been operating their businesses as debtors-in-possession pursuant to the Bankruptcy Code.

         On September 16, 2002, the Debtors filed with the Bankruptcy Court: (i) the Debtors' Joint Plan of Reorganization under chapter 11 of the Bankruptcy Code (the "Proposed Plan of Reorganization") and (ii) the Debtors' Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement"). On October 21, 2002, the Bankruptcy Court approved the Disclosure Statement. A copy of the Disclosure Statement, including the Proposed Plan of Reorganization, is attached hereto as Exhibit 2.1.

         The Proposed Plan of Reorganization is subject to confirmation by the Bankruptcy Court after notice and hearing. In addition, the Proposed Plan of Reorganization is subject to change or amendment.

         Certain statements made in the Disclosure Statement constitute "forward-looking" statements as defined in the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Those statements typically are indicated by words or phrases such as "plan," "intend," "anticipate," "estimate," "continuing," and similar words or phrases. We refer you to the section captioned "Risk Factors" in the Disclosure Statement for a discussion of important factors that could cause actual results to differ materially from those currently anticipated by the Debtors.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits.

         Exhibit No.                       Description
          2.1      Disclosure Statement, including the Proposed Plan of Reorganization.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Global Crossing Ltd.


Date:  October 28, 2002                     By:    Dan J. Cohrs
                                               ---------------------------------
                                            Name:  Dan J. Cohrs
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX

          Exhibit No.                         Description
              2.1      Disclosure Statement, including the Proposed Plan of Reorganization.